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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 23, 2014

THE MACERICH COMPANY
(Exact Name of Registrant as Specified in Charter)

MARYLAND (State or Other Jurisdiction of Incorporation)	1-12504 (Commission File Number)	95-4448705 (IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (310) 394-6000

N/A
(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The Company issued a press release on July 23, 2014 announcing results of operations for the Company for the quarter ended June 30, 2014 and such press release is furnished as Exhibit 99.1 hereto.

        The press release included as an exhibit with this report is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.

ITEM 7.01    REGULATION FD DISCLOSURE.

        On July 23, 2014, the Company made available on its website a financial supplement containing financial and operating information of the Company ("Supplemental Financial Information") for the three and six months ended June 30, 2014 and such Supplemental Financial Information is furnished as Exhibit 99.2 hereto.

        The Supplemental Financial Information included as an exhibit with this report is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

        Listed below are the financial statements, pro forma financial information and exhibits furnished as part of this report:

        (a), (b) and (c) Not applicable.

        (d) Exhibits.

        Exhibit Index attached hereto and incorporated herein by reference.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY
By: THOMAS E. O'HERN
July 23, 2014 Date	/s/ THOMAS E. O'HERN Senior Executive Vice President, Chief Financial Officer and Treasurer

 EXHIBIT INDEX

EXHIBIT NUMBER	NAME
99.1	Press Release dated July 23, 2014
99.2	Supplemental Financial Information for the three and six months ended June 30, 2014

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  ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
  ITEM 7.01 REGULATION FD DISCLOSURE.
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX